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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                                            -------------------------------



                        Date of Report: January 04, 2001



                              U.S. Industries, Inc.
             (Exact name of registrant as specified in its charter)

                     Delaware                                   1-14557                         22-3568449
--------------------------------------------------- -------------------------------- ---------------------------------
           (State or other jurisdiction                (Commission File Number)        (IRS Employer Identification
                of incorporation)                                                                  No.)



                        101 Wood Avenue South, Iselin N.J.                                      08830-0169
------------------------------------------------------------------------------------ ---------------------------------
                     (Address of principal executive offices)                                   (Zip Code)



        Registrant's telephone number, including area code (732) 767-0700
                                                           ---------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Item 5.  Other Events.

         On January 03, 2001, the Form 10 Registration Statement of LCA Group Inc. ("LCA"), currently a wholly owned subsidiary of U.S. Industries, Inc. ("USI"), was declared effective by the Securities and Exchange Commission.

         On January 04, 2001, USI commenced mailing to its shareholders an information statement relating to the spin-off of LCA.

         Upon completion of the spin-off, as previously announced, LCA will operate USI's lighting and industrial tools businesses as a separate and independent company.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      U.S. Industries, Inc.
                                      ---------------------
                                      (Registrant)



Date:  January 04, 2001               By: /s/ Steven C. Barre
       ----------------                  ------------------------
                                         Name: Steven C. Barre
                                         Title: Vice President, General Counsel
                                         and Secretary





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